Financial risk management and financial instruments	12 Months Ended
Jun. 30, 2025
Financial risk management and financial instruments
Financial risk management and financial instruments
35	Financial risk management and financial instruments

35.1Financial instruments classification and fair value measurement

The following table shows the classification, carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. When measuring the fair value of an asset or a liability, the Group uses observable market data as far as possible. Fair values are categorised into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows:

Level 1Quoted prices in active markets for identical assets or liabilities.

Level 2Inputs other than quoted prices that are observable for the asset or liability (directly or indirectly).

Level 3Inputs for the asset or liability that are unobservable.

The carrying values of the long-term restricted cash, cash and cash equivalents, trade and other receivables, short-term debt and bank overdrafts, and trade and other payables are considered to be a reasonable approximation of their fair values.

		Carrying		Carrying
		value	Fair value	value	Fair value	Fair value
		2025	2025	2024	2024	hierarchy
Financial instrument	Note	Rm	Rm	Rm	Rm	of inputs
Financial assets
At amortised cost
Long-term restricted cash[6]		1 945	1 945	1 709	1 709
Long-term receivables	17	2 884	2 848	3 051	2 906	Level 3[1]
Trade and other receivables	22	33 752	33 752	31 272	31 272
Cash and cash equivalents	25	41 050	41 050	45 383	45 383
At fair value through profit or loss
Long-term and short-term financial assets		6 395	6 395	3 978	3 978
Commodity and currency derivative assets		2 360	2 360	1 297	1 297	Level 2
Oxygen supply contract embedded derivative assets		863	863	508	508	Level 3
Other short-term investments		3 172	3 172	2 173	2 173	Level 1
Other long-term investments[4]		1 052	1 052	814	814	Level 1[2]
Other receivables		1 428	1 428	—	—	Level 3[7]
Designated at fair value through other comprehensive income
Investments in unlisted securities[4]		8	8	9	9	Level 3[3]
Financial liabilities
At amortised cost
Total long-term debt	13	102 645	98 316	117 031	113 315
Listed long-term debt (USD bonds)[5]		58 313	53 959	59 687	55 778	Level 1[2]
Listed long-term debt (ZAR bonds)[5]		4 522	4 445	4 530	4 453	Level 2[2]
Listed convertible bonds[6]		12 238	12 263	12 099	12 276	Level 3[6]
Unlisted long-term debt[5]		27 572	27 649	40 715	40 808	Level 3[1]
Short-term debt and bank overdraft		668	668	687	687
Trade and other payables	23	34 757	34 757	32 551	32 551
At fair value through profit or loss
Long-term and short-term financial liabilities		66	66	619	619
Commodity and currency derivative liabilities		45	45	18	18	Level 2
Convertible bond embedded derivative liability		7	7	59	59	Level 3
Oxygen supply contract embedded derivative liabilities		14	14	542	542	Level 3
1	Determined with a discounted cash flow model using market related interest rates.

35	Financial risk management and financial instruments continued

35.1Financial instruments classification and fair value measurement continued

2	Based on quoted market price for the same instrument. The ZAR bonds have been classified as a level 2 fair value measurement due to the relatively low level of liquidity in the local debt market.
3	Determined using discounted cash flows modelling forecasted earnings, capital expenditure and debt cash flows of the underlying business, based on the forecasted assumptions of inflation, exchange rates, commodity prices and an appropriate WACC for the region.
4	Presented as part of Other long-term investments in the Statement of financial position.
5	Carrying value includes unamortised loan costs.
6	The fair value of the amortised cost host liability of the US$ Convertible Bond is based on the quoted price of the instrument after separating the fair value of the derivative component.
7	The fair value of the contingent consideration receivable was determined using a scenario-based technique which involved developing discrete scenario specific cash flow estimates.

There were no transfers between levels for recurring fair value measurements during the period. There was no change in valuation techniques compared to the previous financial period.

Other receivable - Contingent consideration from disposal of Uzbekistan GTL LLC

The other receivable is measured at fair value through profit or loss. The fair value at 30 June 2025 was R1 436 million, classified within level 3. The fair value was determined using a scenario - based technique which incorporated non - performance of the counterparty and country risk. The inputs for the non - performance and country risk were 5,87% and 4,23% respectively. Changes in these inputs by 1% considered to a reasonable possible change (increase or decrease) would result in fair value changes ranging from R1 412 million to R1 444 million. The following table reconciles the opening and closing balance of the receivable:

	2025	2024
for the year ended 30 June	Rm	Rm
Balance at the beginning of the year	—	—
Amounts recognised in remeasurement items affecting operating income	1 436	—
Balance at the end of the year	1 436	—

Commodity and currency derivative assets and liabilities

Valued using forward rate interpolator model, appropriate currency specific discount curve, discounted expected cash flows and numerical approximation as appropriate. Significant inputs include forward exchange contracted rates, market foreign exchange rates, forward contract rates and market commodity prices such as crude oil prices.

Oxygen supply contract embedded derivative assets and liabilities

Relates to the US labour and inflation index and ZAR/USD exchange rate embedded derivatives contained in the SO long-term gas supply agreements. The following table reconciles the opening and closing balance of the net embedded derivative asset/(liability):

	2025	2024
for the year ended 30 June	Rm	Rm
Balance at the beginning of the year	(34)	(477)
Amounts settled during the year	(41)	1
Unrealised fair value gain recognised in other expenses and income in operating profit	924	442
Balance at the end of the year	849	(34)

35	Financial risk management and financial instruments continued

35.1Financial instruments classification and fair value measurement continued

The fair value of the embedded derivative financial instrument contained in a long-term oxygen supply contract to our SO is impacted by a number of observable and unobservable variables at valuation date. The embedded derivative was valued using a forward rate interpolator model, discounted expected cash flows and numerical approximation, as appropriate. The table below provides a summary of the significant unobservable inputs applied in the valuation together with the expected impact on profit or loss as a result of reasonably possible changes thereto at reporting date, holding other inputs constant:

			Increase/(decrease) in
			profit or loss
	Inputs	Change	2025	2024
Input	applied	in input	Rm	Rm
Rand/US$ Spot price	R17,75/US$	+R1/US$	(469)	(478)
	(2024: R18,19/US$)	-R1/US$	469	478
US$ Swap curve	3,42% - 4,07%	+10bps	73	81
	(2024: 3,63% – 5,06%)	-10bps	(74)	(82)
Rand Swap curve	6,94% - 10,07%	+100bps	(699)	(688)
	(2024: 7,76% – 10,35%)	-100bps	791	784

Convertible bond embedded derivative liability

Relates to the embedded derivative contained in the US$750 million convertible bond issued on 8 November 2022. The following table reconciles the opening and closing balance of the embedded derivative liability:

	2025	2024
for the year ended 30 June	Rm	Rm
Balance at the beginning of the year	59	1 302
Unrealised fair value gain recognised in other expenses and income in operating profit	(52)	(1 233)
Translation of foreign operations	—	(10)
Balance at the end of the year	7	59

The embedded derivative was valued using quoted bond market prices and binomial tree approach. Significant inputs include conversion price (US$18,79;30 June 2024: US$18,79), spot share price (R78,76; 30 June 2024: R138,10), converted to USD at the prevailing USD/ZAR FX spot rate (R17,75/US$; 30 June 2024: R18,19/US$), observable bond market price (92,17% of par; 30 June 2024: 90,42% of par). Although many inputs into the valuation are observable, the valuation method separates the fair value of the derivative from the quoted fair value of the US$ Convertible Bond by adjusting certain observable inputs. These adjustments require the application of judgement and certain estimates. Changes in the relevant inputs impact the fair value gains and losses recognised. The table below provides a summary of these inputs together with the expected impact on profit or loss as a result of reasonably possible changes thereto at reporting date:

			Increase/(decrease) in
			profit or loss
	Inputs	Change	2025	2024
Input	applied	in input	Rm	Rm
Credit spread	485bps	+100bps	(261)	(364)
	(2024: 372bps)	+100bps*	7	59
Calibrated volatility	34%	+5%	(12)	(81)
	(2024: 21,39%)	+5%	6	45
*

A 100bps decrease in the applied credit spread will result in the bond floor exceeding the market price of the instrument and as such the impact has been limited to the value of the embedded derivative at 30 June 2025.

For purposes of the sensitivity analysis, the market value of the overall instrument was kept stable and so the actively changed variable (e.g., volatility) results in an offsetting change to the other (e.g. credit spread).

35	Financial risk management and financial instruments continued
35.2	Financial risk management

The group is exposed in varying degrees to a number of financial instrument related risks. The Group Executive Committee (GEC) has the overall responsibility for the establishment and oversight of the Group’s risk management framework. The GEC established the Safety, Social and Ethics Committee, which is responsible for providing the Board with the assurance that significant business risks are systematically identified, assessed and reduced to acceptable levels. A comprehensive risk management process has been developed to continuously monitor and assess these risks. Based on the risk management process Sasol refined its hedging policy and the Sasol Limited Board appointed a subcommittee, the Audit Committee, that meets regularly to review and, if appropriate, approve the implementation of hedging strategies for the effective management of financial market related risks.

The Group has a central treasury function that manages the financial risks relating to the Group’s operations.

Capital allocation

The Group’s objectives when managing capital (which includes share capital, borrowings, working capital and cash and cash equivalents) is to maintain a flexible capital structure that reduces the cost of capital to an acceptable level of risk and to safeguard the Group’s ability to continue as a going concern while taking advantage of strategic opportunities in order to grow shareholder value sustainably.

The Group manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, repurchase shares currently issued, issue new shares, issue new debt, issue new debt to replace existing debt with different characteristics and/or sell assets to reduce debt.

The Group monitors capital utilising a number of measures, including the gearing ratio (net debt to shareholders’ equity). Gearing takes into account the Group’s substantial capital investment and susceptibility to external market factors such as crude oil prices, exchange rates and commodity chemical prices. The Group’s gearing level for 2025 decreased to 54% (2024 – 64%; 2023 – 45%) largely due to the significant impairment charge in the current period. The net debt to EBITDA ratio (as defined in the debt agreements) is 1,5 times in 2025 (2024 - 1,3 times).

Financing risk

Financing risk refers to the risk that financing of the Group’s debt requirements and refinancing of existing debt could become more difficult or more costly in the future. This risk can be decreased by managing the Group within tolerable debt levels measured by key ratios and the available capacity of the market for Sasol, maintaining an appropriate spread of maturities, and managing short-term borrowings within acceptable levels.

Credit rating

	Credit rating
Agency	2025	2024
S&P	BB+ (stable)	BB+ (stable)
Moody’s	Ba1 (Negative)	Ba1 (stable)

On 29 May 2025, Moody’s affirmed Sasol’s rating at Ba1, changing the outlook from stable to negative. The change of outlook was driven by continued operating performance deterioration, primarily due to weak demand dynamics in the chemicals market and low oil prices, with uncertainty regarding the pace of recovery.

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35.2	Financial risk management continued

Risk profile

Risk management and measurement relating to each of these risks is discussed under the headings below (sub-categorised into credit risk, liquidity risk, and market risk) which entails an analysis of the types of risk exposure, the way in which such exposure is managed and quantification of the level of exposure in the statement of financial position.

Credit risk

Credit is the risk of financial loss due to counterparties not meeting their contractual obligations. Credit risk is deemed to be low when, based on the forward available information, it is highly probable that the customer will service its debt in accordance with the agreement throughout the period.

How we manage the risk

The credit risk is managed by the application of credit approvals, limits and monitoring procedures. All credit applications undergo a comprehensive assessment which includes an analysis of financial strength, country and industry risks as well as historic payment performance. Where appropriate, the group obtains security in the form of guarantees to mitigate risk, meaning that these receivables do not carry significant credit risk. Counterparty credit limits are in place and are reviewed and approved by the respective subsidiary credit management committees to manage our exposure to counterparty credit risk. The central treasury function provides credit risk management for the group-wide exposure in respect of a diversified group of banks and other financial institutions. These are evaluated regularly for financial robustness especially in the current global economic environment. Management has evaluated treasury counterparty risk and does not expect any treasury counterparties to fail in meeting their obligations. The group maximum exposure is the outstanding carrying amount of the financial asset. The credit risk is considered to be low as it is mitigated through various security types ranging from high-quality insurance and guarantees to lower-quality shareholder or director guarantees.

For all financial assets measured at amortised cost, the group calculates the expected credit loss based on contractual payment terms of the asset. The exposure to credit risk is influenced by the individual characteristics, the industry and geographical area of the counterparty with whom we have transacted. Financial assets at amortised cost are carefully monitored and reviewed on a regular basis for expected credit loss and impairment based on our credit risk policy. Any provision for expected credit losses is considered to be immaterial as the credit risk is considered to be low.

Expected Credit Loss (ECL) is calculated by considering the probability of default, loss given default, contractual terms of payment and account receivable balance (exclusive of specifically provided debtors) as at a particular time of calculation.

●	The probability of default (PD) rate is based on external and internal information. The PD rate is the average of Moody’s, Fitch and S&P Corporate and/or Sovereign rates, depending on whether the customer is corporate, or government related. For customers or debtors that are not rated by a formal rating agency, the group allocates internal credit ratings and default rates taking into account forward looking information, based on the debtor’s profile, security/surety obtained and financial status.
●	Loss given default (LGD) is based on the Basel model. World-wide, and especially in South Africa, economies have faced a series of global and local disruptions, including price volatility, elevated energy costs, high inflation, higher cost of debt, etc. As a result, the group applies the Board of Governors of the Federal Reserve System’s formula to derive a downturn LGD to be used for 2025, namely 50% for unsecured financial assets and 40% for secured financial assets. Credit enhancements is only taken into account if it is integral to the asset. The group considers financial assets measured at amortised cost to be credit impaired if there is reasonable and supportable evidence that one or more events that have a detrimental impact such as insolvency has occurred and the possibility of recovering the debt is low.
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35.2	Financial risk management continued

Trade receivables expected credit loss is calculated over its lifetime. Long-term and other receivables that are rated as investment grade are considered to have low credit risk, and the Group considers credit risk to have increased significantly when the customer’s credit rating has been downgraded to a lower grade (e.g. from Investment grade to Speculative grade). The Group considers customers to be in default when the receivable is past its due standard or agreed credit terms. The contractual payment terms for receivables vary according to the credit policy.

No single customer represents more than 10% of the Group’s total turnover or more than 10% of total trade receivables for the years ended 30 June 2025, 2024 and 2023. The majority of the Group’s turnover is generated from sales within South Africa, Europe, and the United States – refer to the Segment information. The geographical concentration of credit risk is largely aligned with the regions in which the turnover was earned.

A summary of the Group’s exposure to credit risk for trade, other and long - term receivables is as follows:

Trade receivables

	Lifetime ECL
	Simplified	Simplified	Simplified	Credit-
	approach¹	approach²	approach	impaired	Total
	Low risk	Medium risk	Total	High risk	lifetime ECL
	Rm	Rm	Rm	Rm	Rm
2025
Gross carrying amount	28 585	1 374	29 959	411	30 370
Expected credit loss	(86)	(7)	(93)	(145)	(238)
2024
Gross carrying amount	26 254	1 528	27 782	531	28 313
Expected credit loss	(173)	(11)	(184)	(116)	(300)
1	Simplified approach – low risk for trade receivables with no significant increase in credit risk since initial recognition.
2	Simplified approach – medium risk for trade receivables with significant increase in credit risk but not credit impaired.

Other receivables

				12-month
	Lifetime ECL			ECL
				No
	Significant			significant
	increase in			increase in
	credit risk			credit risk
	since initial	Credit-		since initial
	recognition[1]	impaired[2]	Total lifetime	recognition
	Medium risk	High risk	ECL	Low risk	Total
	Rm	Rm	Rm	Rm	Rm
2025
Gross carrying amount[3]	1 122	728	1 850	2 425	4 275
Expected credit loss[4]	(3)	(658)	(661)	(2)	(663)
2024
Gross carrying amount	658	660	1 318	2 511	3 829
Expected credit loss	(128)	(438)	(566)	(4)	(570)
1	Significant increase in credit risk since initial recognition but not credit impaired.
2	A significant balance has been fully provided for and this reflects management’s assessment that there is no reasonable expectation of recovery.
3	This gross carrying amount excludes financial assets classified as measuring at fair value through profit or loss.
4	The ECL relating to Other receivables increased due to deteriorating credit ratings.
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35.2	Financial risk management continued

Long-term receivables

				12-month
	Lifetime ECL			ECL
				No
	Significant			significant
	increase in			increase in
	credit risk			credit risk
	since initial	Credit-		since initial
	recognition	impaired	Total lifetime	recognition
	Medium risk	High risk	ECL	Low risk	Total
	Rm	Rm	Rm	Rm	Rm
2025
Gross carrying amount	399	169	568	3 067	3 635
Expected credit loss	(5)	(50)	(55)	(28)	(83)
2024
Gross carrying amount	97	348	445	3 271	3 716
Expected credit loss	—	(132)	(132)	(24)	(156)
1	Significant increase in credit risk since initial recognition but not credit impaired.

Liquidity risk

Liquidity risk is the risk that an entity in the Group will be unable to meet its obligations as they become due.

The global economic landscape remains volatile, including fluctuating oil and petrochemical prices, an unstable product demand environment and inflationary pressure. In South Africa, the underperformance of state-owned enterprises and socio-economic challenges continues to impact volumes, margins and resultant profitability.

How we manage the risk

The Group manages liquidity risk by effectively managing its working capital, capital expenditure and cash flows, making use of a central treasury function to manage pooled business unit cash investments and borrowing requirements. Currently the Group has a positive liquidity position, conserving the Group’s cash resources through continued focus on working capital management, cost savings and capital reprioritisation.

The Group meets its financing requirements through a mixture of cash generated from its operations and, short and long-term borrowings and strives to maintain adequate banking facilities and reserve borrowing capacities. Adequate banking facilities and reserve borrowing capacities are maintained. In April 2023, the Group has refinanced its existing banking facilities, which was due to mature in calendar year 2024, into a new banking facility totaling nearly USD 3 billion comprising of a revolving credit facility and term loan facility, both with a five-year maturity and with two extension options of one year each. The Group is in compliance with all of the financial covenants per its loan agreements, none of which are expected to present a material restriction on funding or its investment policy in the near future. The net debt to EBITDA (as defined in the debt agreements) at 30 June 2025 was 1,5 times (2024 - 1,3 times), significantly below the covenant threshold level of 3 times which is applicable to the term loan and revolving credit facility.

Protection of downside risk for the balance sheet is a key priority for the Group during volatile times, resulting in the execution of our hedging programme to address oil price and currency exposure.

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35.2	Financial risk management continued

Our exposure to and assessment of the risk

The maturity profile of the undiscounted contractual cash flows of financial instruments at 30 June were as follows:

		Carrying	Contractual	Within one	One to	Three to	More than
		amount	cash flows*	year	three years	five years	five years
	Note	Rm	Rm	Rm	Rm	Rm	Rm
2025
Financial assets
Non-derivative instruments
Long-term receivables	17	2 884	3 074	42	1 228	246	1 558
Trade and other receivables	22	35 180	35 180	35 180	—	—	—
Cash and cash equivalents	25	41 050	41 050	41 050	—	—	—
Investments through other comprehensive income		8	8	8	—	—	—
Long-term and short-term investments through profit or loss		3 172	3 172	3 172	—	—	—
		82 294	82 484	79 452	1 228	246	1 558
Derivative instruments
Forward exchange contracts		696	18 546	18 546	—	—	—
Crude oil put options		1 055	1 055	1 055	—	—	—
Foreign exchange zero cost collars		609	609	609	—	—	—
Oxygen supply contract embedded derivative		863	(215)	89	201	292	(797)
		85 517	102 479	99 751	1 429	538	761
Financial liabilities
Non-derivative instruments
Long-term debt**	13	(102 645)	(127 539)	(7 237)	(40 933)	(62 285)	(17 084)
Lease liabilities	14	(17 360)	(38 780)	(3 659)	(5 475)	(4 361)	(25 285)
Short-term debt	15	(666)	(666)	(666)	—	—	—
Trade and other payables	23	(34 757)	(34 757)	(34 757)	—	—	—
Bank overdraft	25	(1)	(1)	(1)	—	—	—
		(155 429)	(201 743)	(46 320)	(46 408)	(66 646)	(42 369)
Derivative instruments
Forward exchange contracts		(15)	(17 866)	(17 866)	—	—	—
Other commodity derivatives		(37)	(39)	(39)	—	—	—
Oxygen supply contract embedded derivative		(14)	15	15	—	—	—
		(155 495)	(219 633)	(64 210)	(46 408)	(66 646)	(42 369)
*	Contractual cash flows include interest payments.

**

The repayment of the notional amount of the convertible bonds is included in the one to three years category, in line with the contractual maturity date. The conversion rights are exercisable at any time.

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35.2	Financial risk management continued

Current financial assets are sufficient to cover financial liabilities for the next year. The shortfall beyond one year will be funded through cash generated from operations, utilisation of available facilities and the refinancing of existing debt.

		Carrying	Contractual	Within one	One to	Three to	More than
		amount	cash flows*	year	three years	five years	five years
	Note	Rm	Rm	Rm	Rm	Rm	Rm
2024
Financial assets
Non-derivative instruments
Long-term receivables	17	3 051	3 283	90	1 630	588	975
Trade and other receivables	22	31 272	31 272	31 272	—	—	—
Cash and cash equivalents	25	45 383	45 383	45 383	—	—	—
Investments through other comprehensive income		9	9	9	—	—	—
Investments through profit or loss		2 987	2 987	2 987	—	—	—
Long-term restricted cash		1 709	1 709	—	—	—	1 709
		84 411	84 643	79 741	1 630	588	2 684
Derivative instruments
Forward exchange contracts		711	22 090	22 090	—	—	—
Crude oil put options		279	279	279	—	—	—
Foreign exchange zero cost collars		302	302	302	—	—	—
Other commodity derivatives		5	5	5	—	—	—
Oxygen supply contract embedded derivative		508	822	69	138	138	477
		86 216	108 141	102 486	1 768	726	3 161
Financial liabilities
Non-derivative instruments
Long-term debt**	13	(117 031)	(153 995)	(7 805)	(28 914)	(99 312)	(17 964)
Lease liabilities	14	(17 437)	(37 769)	(3 718)	(5 595)	(4 289)	(24 167)
Short-term debt	15	(566)	(566)	(566)	—	—	—
Trade and other payables	23	(32 551)	(32 551)	(32 551)	—	—	—
Bank overdraft	25	(121)	(121)	(121)	—	—	—
		(167 706)	(225 002)	(44 761)	(34 509)	(103 601)	(42 131)
Derivative instruments
Forward exchange contracts		(11)	(21 390)	(21 390)	—	—	—
Other commodity derivatives		(7)	(7)	(7)	—	—	—
Oxygen supply contract embedded derivative		(542)	(3 654)	(34)	(35)	14	(3 599)
		(168 266)	(250 053)	(66 192)	(34 544)	(103 587)	(45 730)
*	Contractual cash flows include interest payments.
**

The repayment of the notional amount of the convertible bonds is included in the one to three years category, in line with the contractual maturity date, based on obtaining the requisite shareholder approval for the convertible bonds to be settled in Sasol ordinary shares.

35	Financial risk management and financial instruments continued
35.2	Financial risk management continued

Market risk

Market risk is the risk arising from possible market price movements and their impact on the future cash flows of the business. The Group’s financial market risk management objectives, which inform the hedging philosophy of the Group, are:

●	To prudently manage the Group’s financial market risks in order to reduce the financial impact due to adverse movements in market rates/prices (i.e. protect cash flows), contributing to Sasol meeting its strategic financial objectives and remaining within Sasol Ltd Board’s approved risk appetite and risk tolerance levels; and
●	To reduce earnings volatility in order to increase certainty and predictability of future cash flows for planning purposes.

The market price movements that the Group is exposed to include:

Foreign currency risk

Foreign currency risk is a risk that earnings and cash flows will be affected due to changes in exchange rates.

How we manage the risk

The Audit Committee sets broad guidelines in terms of tenor and hedge cover ratios specifically to assess future currency exposure, which have the potential to materially affect our financial position. These guidelines and our hedging policy are reviewed from time to time. This hedging strategy enables us to better forecast cash flows and thus manage our liquidity and key financial metrics more effectively. Foreign currency risks are managed through the Group’s hedging policy and financing policies and the selective use of various derivatives.

Our exposure to and assessment of the risk

The Group’s transactions are predominantly entered into in the respective functional currency of the individual operations. The construction of the LCCP has largely been financed through funds obtained in US dollar, with a small portion of funds obtained from Rand sources. A large portion of our turnover and capital investments are significantly impacted by the rand/US$ and rand/EUR exchange rates. Some of our fuel products are governed by the BFP, of which a significant variable is the rand/US$ exchange rate. Our export chemical products are mostly commodity products whose prices are largely based on global commodity and benchmark prices quoted in US dollars and consequently are exposed to exchange rate fluctuations that have an impact on cash flows. These operations are exposed to foreign currency risk in connection with contracted payments in currencies not in their individual functional currency. The most significant exposure for the Group exists in relation to the US dollar and the Euro. The translation of foreign operations to the presentation currency of the Group is not taken into account when considering foreign currency risk.

Zero-cost collars

In line with the risk mitigation strategy, the Group hedges a significant portion of its estimated foreign currency exposure in respect of forecast sales and purchases over the following 12 months. The Group mainly uses zero-cost collars to hedge its currency risk, most with a maturity of less than one year from the reporting date.

Forward exchange contracts

Forward exchange contracts (FECs) are utilised throughout the Group to hedge the risk of currency depreciation on committed and highly probable forecast transactions. Transactions hedged with FECs include capital and goods purchases (imports) and sales (exports).

Refer to the summary of our derivatives below.

35	Financial risk management and financial instruments continued

35.2Financial risk management continued

The following significant exchange rates were applied during the year:

	Average rate		Closing rate
	2025	2024	2025	2024
	Rand	Rand	Rand	Rand
Rand/Euro	19,76	20,24	20,92	19,49
Rand/US$	18,17	18,71	17,75	18,19

The table below shows the significant currency exposure where entities within the Group have monetary assets or liabilities that are not in their functional currency, have exposure to the US dollar or the Euro. The amounts have been presented in rand by converting the foreign currency amount at the closing rate at the reporting date.

	2025		2024
	Euro	US dollar	Euro	US dollar
	Rm	Rm	Rm	Rm
Long-term receivables	127	645	67	745
Trade and other receivables	429	3 912	564	2 595
Cash and cash equivalents	1 479	783	3 319	1 241
Net exposure on assets	2 035	5 340	3 950	4 581
Trade and other payables	(547)	(3 631)	(227)	(2 949)
Net exposure on liabilities	(547)	(3 631)	(227)	(2 949)
Exposure on external balances	1 488	1 709	3 723	1 632
Net exposure on balances between Group companies	(1 409)	18 867	(2 014)	25 769
Total net exposure	79	20 576	1 709	27 401

Sensitivity analysis

The following sensitivity analysis is provided to show the foreign currency exposure of the individual entities at the end of the reporting period. This analysis is prepared based on the statement of financial position balances that exist at year-end, for which there is currency risk, before consideration of currency derivatives, which exist at that point in time. The effect on equity is calculated as the effect on profit and loss. The effect of translation of results into presentation currency of the Group is excluded from the information provided.

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A 10% weakening in the Group’s significant exposure to the foreign currency at 30 June would have increased either the equity or the profit by the amounts below, before the effect of tax. This analysis assumes that all other variables, in particular, interest rates, remain constant, and has been performed on the same basis for 2024.

	2025		2024
	Euro	US dollar	Euro	US dollar
	Rm	Rm	Rm	Rm
Equity	8	2 058	171	2 740
Income statement	8	2 058	171	2 740

A 10% movement in the opposite direction in the Group’s exposure to foreign currency would have an equal and opposite effect to the amounts disclosed above.

Interest rate risk

Interest rate risk is the risk that the value of short-term investments and financial activities will change as a result of fluctuations in the interest rates.

Fluctuations in interest rates impact on the value of short-term investments and financing activities, giving rise to interest rate risk. The Group has significant exposure to interest rate risk due to the volatility in South African, European and US interest rates.

How we manage the risk

Our debt is comprised of different instrument notes, which by their nature either bear interest at a floating or a fixed rate. We monitor the ratio of floating and fixed interest in our loan portfolio and manage this ratio, by electing to incur either bank loans, bearing a floating interest rate, or bonds, which bear a fixed interest rate. We may also use interest rate swaps, where appropriate, to convert some of our debt into either floating or fixed rate debt to manage the composition of our portfolio. There were no open interest rate swaps at 30 June 2025 or 30 June 2024.

In respect of financial assets, the Group’s policy is to invest cash at floating rates of interest and cash reserves are to be maintained in short-term investments (less than one year) in order to maintain liquidity, while achieving a satisfactory return for shareholders.

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Our exposure to and assessment of the risk

At the reporting date, the interest rate profile of the Group’s interest-bearing financial instruments was:

Carrying value
	2025	2024
	Rm	Rm
Variable rate instruments
Financial assets	37 790	42 053
Financial liabilities*	(30 886)	(44 471)
	6 904	(2 418)
Fixed rate instruments
Financial assets	6 895	7 046
Financial liabilities	(71 759)	(72 680)
	(64 864)	(65 634)
Interest profile (variable: fixed rate as a percentage of total financial assets)	85:15	86:14
Interest profile (variable: fixed rate as a percentage of total financial liabilities)	30:70	38:62
*	The decrease in variable exposure is mainly due to the repayments made on the RCF. Refer to note 13.

Cash flow sensitivity for variable rate instruments

Financial instruments affected by interest rate risk include borrowings, deposits, trade receivables and trade payables. A change of 1% in the prevailing interest rate in a particular currency at the reporting date would have increased/(decreased) earnings by the amounts shown below before the effect of tax. The sensitivity analysis has been prepared on the basis that all other variables, in particular foreign currency rates, remain constant and has been performed on the same basis since 2024. Interest is recognised in the income statement using the effective interest rate method.

	Income statement — 1% increase
			United States
	South Africa	Europe	of America	Other
	Rm	Rm	Rm	Rm
30 June 2025	247	15	(218)	22
30 June 2024	250	32	(328)	21

A 1% decrease in interest rates would have an equal and opposite effect to the amounts disclosed above.

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The Group’s remaining exposure to IBORs relate mainly to loans denominated in JIBAR. Refer to note 1.

Commodity price risk

Commodity price risk is the risk of fluctuations in our earnings as a result of fluctuation in the price of commodities.

How we manage the risk

The Group makes use of derivative instruments, including options and commodity swaps as a means of mitigating price movements and timing risks on crude oil purchases and sales. The Group entered into hedging contracts which provide downside protection against decreases in commodity prices. Refer to the summary of our derivatives below.

Our exposure to and assessment of the risk

A substantial proportion of our turnover is derived from sales of petroleum and petrochemical products. Market prices for crude oil fluctuate because they are subject to international supply and demand and political factors. Our exposure to the crude oil price centres primarily around the selling price of the fuel marketed by our Energy business which is governed by the Basic Fuel Price (BFP) formula, the crude oil related raw materials used in our Natref refinery and certain of our offshore operations including where chemical prices are linked to the crude oil price. Key factors in the BFP are the Mediterranean and Singapore or Mediterranean and Arab Gulf product prices for petrol and diesel, respectively.

Dated Brent crude oil prices applied during the year:

	Dated Brent Crude
	2025	2024
	US$	US$
High	89,10	97,92
Average	74,59	84,74
Low	61,09	73,56

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Summary of our derivatives

In the normal course of business, the Group enters into various derivative transactions to mitigate our exposure to foreign exchange rates, interest rates and commodity prices. Derivative instruments used by the Group in hedging activities include swaps, options, forwards and other similar types of instruments.

	Financial	Financial	Financial	Financial
	asset	liability	asset	liability	Income statement gain/(loss)
	2025	2025	2024	2024	2025	2024	2023
	Rm	Rm	Rm	Rm	Rm	Rm	Rm
Commodity and currency derivatives
Crude oil put options	1 055	—	279	—	(391)	(953)	(507)
Crude oil zero cost collars	—	—	—	—	—	—	3 953
Crude oil futures	—	—	—	—	—	(180)	401
Ethane swap options	—	—	—	—	—	(17)	(272)
Coal swap options	—	—	—	—	—	—	1 099
Other commodity derivatives	—	(30)	5	(7)	(36)	(63)	180
Forward exchange contracts	696	(15)	711	(11)	1 132	1 091	(1 339)
Foreign exchange zero cost collars	609	—	302	—	323	810	(301)
Embedded derivatives
Convertible bond embedded derivative	—	(7)	—	(59)	52	1 233	867
Oxygen supply contract embedded derivatives*	863	(14)	508	(542)	924	442	(794)
Non-derivative financial instruments
Investments at fair value through profit or loss**	3 172	—	2 173	—	—	—	—
	6 395	(66)	3 978	(619)	2 004	2 364	3 287
*	Relates to a US dollar derivative that is embedded in long-term oxygen supply contracts to our Secunda Operations.

**	Fair value gains and losses are presented in other operating income and expenses, separately from derivative gains and losses.

		Contract/Nominal amount*					Average price
		Open	Settled	Open	Settled		Open	Open
		2025	2025	2024	2024		2025	2024
		Million	Million	Million	Million
Crude oil put options purchased**	barrels	22,5	16,8	16,8	18,0	US$/bbl	59,8	58,7
Forward exchange contracts	US$	907	—	1 080	—	R/US$	18,51	18,90
Forward exchange contracts	EUR	54	—	43	—	US$/EUR	1,11	1,08
Foreign exchange zero cost collars	US$	1 720	1 652	1 530	2 760	R/US$ Floor	17,60	17,53
						R/US$ Cap	21,13	22,65
*	The notional amount is the sum of the absolute value of all contracts for both derivative assets and liabilities.
**	Total premium paid for contracts entered into in the year US$114,09 million (2024: US$94,8 million).
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Accounting policies:

Derivative financial instruments and hedging activities

The Group is exposed to market risks from changes in interest rates, foreign exchange rates and commodity prices. The Group uses derivative instruments to hedge its exposure to these risks. Additionally, there are embedded derivatives that have been bifurcated in certain of the Group’s long-term supply agreements and borrowings.

All derivative financial instruments are initially recognised at fair value and are subsequently stated at fair value at the reporting date. Attributable transaction costs are recognised in the income statement when incurred. Resulting gains or losses on derivative instruments, excluding designated and effective hedging instruments, are recognised in the income statement.

To the extent that a derivative instrument has a maturity period of longer than one year, the fair value of these instruments will be reflected as a non-current asset or liability.

Contracts to buy or sell non-financial items (e.g. gas or electricity) that were entered into and continue to be held for the purpose of the receipt of the non‑financial items in accordance with the Group’s expected purchase or usage requirements are not accounted for as derivative financial instruments. Purchase commitments relating to these contracts are disclosed in note 3.

Hedge accounting

The Group continues to apply the hedge accounting requirements of IAS 39 ‘Financial Instruments: Recognition and Measurement’.

Where a derivative instrument is designated as a cash flow hedge of an asset, liability or highly probable forecast transaction that could affect the income statement, the effective part of any gain or loss arising on the derivative instrument is recognised as other comprehensive income and is classified as a cash flow hedge accounting reserve until the underlying transaction occurs. The ineffective part of any gain or loss is recognised in the income statement. If the hedging instrument no longer meets the criteria for cash flow hedge accounting, expires or is sold, terminated, exercised, or the designation is revoked, then hedge accounting is discontinued prospectively.

If the forecast transaction results in the recognition of a non-financial asset or non-financial liability, the associated gain or loss is transferred from the cash flow hedge accounting reserve, as other comprehensive income, to the underlying asset or liability on the transaction date. If the forecast transaction is no longer expected to occur, then the cumulative balance in other comprehensive income is recognised immediately in the income statement as reclassification adjustments. Other cash flow hedge gains or losses are recognised in the income statement at the same time as the hedged transaction occurs.

Economic hedges

When derivative instruments, including forward exchange contracts, are entered into as fair value hedges, no hedge accounting is applied. All gains and losses on fair value hedges are recognised in the income statement.